UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29661 (Commission File Number)	52-1782500 (I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Determination of 2009 Base Salaries for Executive Officers

On February 18, 2009, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the UTStarcom, Inc. (the “Company”) approved the 2009 annual base salaries for the Company’s executive officers (the “Executive Officers”).  In light of the Company’s performance in 2008, no changes were made to the Executive Officers’ annual base salaries.

Annual salaries remain as follows:  Hong Liang Lu, Chairman, $700,000 per year; Peter Blackmore, President and Chief Executive Officer, $800,000 per year; Mark Green, Senior Vice President, Worldwide Human Resources and Real Estate, $367,500 per year; Susan Marsch, Senior Vice President, General Counsel, Secretary and Chief Ethics Officer, $330,000 per year and Viraj Patel, Interim Chief Financial Officer, Vice President, Corporate Controller, and Chief Accounting Officer, $288,750 per year.  Susan Marsch was designated an Executive Officer by the Company on February 18, 2009.

Determination of Earned 2008 Performance-Based Restricted Stock Units (RSUs)

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2008, the Committee previously granted certain of the Executive Officers performance-based RSUs under the Company’s 2006 Equity Incentive Plan (the “Plan”), the vesting of which was contingent upon each Executive Officer meeting certain management performance objectives established and tailored for each Executive Officer by the Committee for the Company’s 2008 fiscal year, including (i) achievement of corporate financial measures related to bookings, revenue and net income, (ii) achievement of certain corporate objectives, and (iii) achievement by such Executive Officer of additional individualized performance objectives reviewed and approved by the Compensation Committee.  As previously disclosed, on October 6, 2008, in connection with Mr. Patel’s appointment as Interim Chief Financial Officer, the Company eliminated the original performance requirements with respect to 60,000 RSUs previously awarded to Mr. Patel.

At its meeting on February 18, 2009, the Committee measured each Executive Officer’s performance against the established objectives and determined that the number of RSUs earned by each Executive Officer is as follows:

Name	Number of RSUs Granted on February 29, 2008	Number of RSUs Earned Effective February 27, 2009	RSUs Earned as a percentage of RSUs Granted
Hong Liang Lu	400,000	200,000	50%
Peter Blackmore	170,000	85,000	50%
Mark Green	110,000	82,500	75%
Viraj Patel	60,000	60,000	100%

The earned RSUs will vest 50% on each of February 27, 2009 and February 26, 2010, subject to the Executive Officer being a service provider (as defined in the Plan) through such date.  The RSUs that were not earned will be forfeited.  Each RSU represents a contingent right to receive one share of the Company’s common stock on the vesting date.  The grants were made as part of the Company’s annual focal awards process for 2008.  The awards were made subject to the standard terms and conditions of the form of restricted stock unit agreement under the Plan.  In the event an Executive Officer’s employment with the Company terminates as a result of death or “disability” (as defined in the Plan), the Executive Officer’s award will vest in full upon the date of termination.

Susan Marsch was not an Executive Officer at the time of the 2008 performance-based RSU grant.

Grant of 2009 Focal Award

As part of its annual focal awards process for fiscal year 2009, the Committee approved the grant of RSUs under the Plan to certain Executive Officers effective February 27, 2009, as follows:

Name	Number of RSUs	Vesting Schedule
Hong Liang Lu	88,061 RSUs	Four-year vesting as follows: 25% on 2/26/10; 25% on 2/28/11; 25% on 2/29/12 and 25% on 2/28/13, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	176,121 RSUs	Performance based (as described below).
Peter Blackmore	112,364 RSUs	Four-year vesting as follows: 25% on 2/26/10; 25% on 2/28/11; 25% on 2/29/12 and 25% on 2/28/13, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	224,727 RSUs	Performance based (as described below).
Mark Green	60,899 RSUs	Four-year vesting as follows: 25% on 2/26/10; 25% on 2/28/11; 25% on 2/29/12 and 25% on 2/28/13, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	121,778 RSUs	Performance based (as described below).
Susan Marsch	33,333 RSUs	Four-year vesting as follows: 25% on 2/26/10; 25% on 2/28/11; 25% on 2/29/12 and 25% on 2/28/13, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	66,667 RSUs	Performance based (as described below).
Viraj Patel	18,646 RSUs	Four-year vesting as follows: 25% on 2/26/10; 25% on 2/28/11; 25% on 2/29/12 and 25% on 2/28/13, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	37,293 RSUs	Performance based (as described below).

The performance-based RSUs will be earned with respect to each Executive Officer based on management performance objectives to be established and tailored for each Executive Officer by the Committee for the Company’s 2009 fiscal year. Performance will be measured against the established objectives and, to the extent the established objectives have been achieved, the number of performance-based RSUs earned by each Executive Officer shall be determined by the Committee, in its sole discretion, provided that such Executive Officer remains a service provider (as defined in the Plan) of the Company on the date of determination. The Committee’s determination as to the extent the established objectives have been achieved shall be made as soon as administratively practicable following the end of the 2009 fiscal year.  Following the determination of the number of RSUs earned by each Executive Officer, 50% of the earned RSUs shall vest on each of February 26, 2010 and February 28, 2011, provided that such Executive Officer remains a service provider of the Company (as defined in the Plan) through those dates.

Each RSU represents a contingent right to receive one share of the Company’s common stock on the vesting date.  The grants were made as part of the Company’s annual focal awards process for fiscal year 2009.  The awards were made subject to the standard terms and conditions of the restricted stock unit agreement under the Plan.  In the event an Executive Officer’s employment with the Company terminates as a result of death or “disability” (as defined in the Plan), the Executive Officer’s award will vest in full upon the date of termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: February 20, 2009	By:	/s/Viraj Patel
	Name:	Viraj Patel
	Title:	Interim Chief Financial Officer, Vice President, Corporate Controller, and Chief Accounting Officer